UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

GLOBAL ENERGY INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-28025	86-0951473
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

415 Madison Avenue, 15th Floor, New York, NY 10017
(Address of principal executive offices, including zip code)

Registrant's telephone Number, including area code 646.673.8435

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. Unregistered Sales of Equity Securities

Sale of Convertible Debenture in the Amount of $500,000

On May 13, 2008, we sold a 10% Secured Convertible Debenture (the “Debenture”) to YA Global, for gross proceeds of $500,000.

The Debenture matures on October 31, 2010 and is convertible by the Debentureholder into common shares at a fixed conversion price of $1.25 per share subject to further adjustment as further set out in the Debenture. The Debenture is secured against all our assets. Amortizing payments of the outstanding principal amount of the Debentures and accrued interest at an annual rate equal to 10% commence on the first business day on or after July 31, 2008, and continuing on the first business day of each successive calendar month thereafter until the principal amount has been repaid in full, whether by the payment of cash or by the conversion of the principal amount and interest into Common Stock. Other terms are the same as in prior Debentures to YA Global. All Debentures now have a conversion price of $1.25 and all Warrants issued to YA Global now have an exercise price of $1.25.

The Debenture was issued pursuant to the terms of our Securities Purchase Agreement with YA Global dated July 6, 2007. Under the terms of our Securities Purchase Agreement we agreed to issue up to $4,000,000 in secured convertible debentures of YA Global. As of May 13, 2008 we have sold five secured debentures totaling $4,000,000. In conjunction with the issuance of the Debenture, we paid a cash commission of $35,000 to Yorkville Advisors LLC.

The Debenture was issued pursuant to the exemption from registration under the United States Securities Act of 1933 provided by Section 4(2), Section 4(6) and/or Rule 506 of Regulation D promulgated under the 1933 Act to the investors and brokers who are “accredited investors” within the respective meanings ascribed to that term in Rule 501(a) under the 1933 Act. No advertising or general solicitation was employed in offering the securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

10.1	Secured Convertible Debenture No. GEYI-1-1 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.2	Secured Convertible Debenture No. GEYI-1-2 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.3	Warrant Certificate No. GEY1-1 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.4	Warrant Certificate No. GEY1-2 (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.5	Securities Purchase Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

Exhibit
No.	Description

10.6	Registration Rights Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.7	Security Agreement (incorporated by reference to our current report on Form 8-K filed on July 12, 2007)

10.8	Secured Convertible Debenture No. GEYI-1-3 (incorporated by reference to our current report on Form 8-K filed on December 5, 2007)

10.9	Secured Convertible Debenture No. GEYI-1-4 (incorporated by reference to our current report on Form 8-K filed on March 26, 2008)

10.10	Amendment to the Securities Purchase Agreement dated March 20, 2008 (incorporated by reference to our current report on Form 8-K filed on March 26, 2008)

10.11	Amendment No. 1 to Amended and Restated Secured Convertible Debenture (GEYI-1-1) and Amendment No. 1 to Warrant (incorporated by reference to our current report on Form 8-K filed on March 26, 2008)

10.12	Amendment No. 1 to Secured Convertible Debenture (GEYI 1-2) and Amendment No. 1 to Warrant (incorporated by reference to our current report on Form 8-K filed on March 26, 2008)

10.13	Amendment No. 1 to Secured Convertible Debenture (GEYI 1-3) (incorporated by reference to our current report on Form 8-K filed on March 26, 2008)

10.14*	Secured Convertible Debenture No. GEYI-1-5

*attached herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Asi Shalgi

Asi Shalgi
President and Chief Executive Officer
Dated: May 15, 2008